AMERICAN ARBITRATION ASSOCIATION



In  the  Matter  of  the  Arbitration  between

DOROTHY  J.  KIDD,  individually  and     )
as  Trustee  of  the  DOROTHY  KIDD       )             CASE NO. 72 180 01351 97
REVOCABLE  TRUST  u/a/d  January  10,     )
1990,                                     )
                 Claimants,               )
vs.                                       )
                                          )
JAMES  C.  SAXTON,  individually;         )          AMENDED  ARBITRATION  AWARD
JIM  SAXTON,  INC.,  a  Nevada            )
corporation;  SAXTON  INC.,               )
TVS  JOINT  VENTURE;                      )
and  TVS  GENERAL  PARTNERSHIP;           )
                                          )
                 Respondents..            )

     The  undersigned  hereby  finds  as  follows:

     An Award in favor of the Claimants is entered against the Respondents, James C Saxton, Jim Saxton, Inc., Saxton Inc., TVS Joint Venture and TVS General Partnership, jointly and severally, in the amount of Seven Hundred Fifty Thousand ($750,000.00) subject to the terms and conditions set forth in the Settlement Agreement and Stipulated Arbitration Award which is incorporated herein by reference.


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Each  party to this action is responsible for its own attorneys' fees and costs.


DATED  this  _____  day  of  _____________________,  2000.


KRAVITZ.  SCHNITZER                               JIMMERSON  HANSEN
&  SLOANE,  CHTD.


By:                                               By:
   -----------------------------                     ---------------------------
   GARY  E.  SCHNITZER,  ESQ.                        JAMES  J.  JIMMERSON
   Nevada  Bar  No.:  395                            Nevada  Bar  No.:  264
   1389  Galleria  Drive,  Suite  200                415  S.  Sixth  St.,  #100
   Henderson,  Nevada  89014                         Las  Vegas,  NV  89101
   Attorneys  for  Claimants                         Attorneys  for  Respondents



AMERICAN  ARBITRATION  ASSOCIATION

By:
   ---------------------------------
   MICHAEL  J.  MALLEY,  Arbitrator


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